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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2006

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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                 000-11071                   84-0685613
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)            Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

     On February 8, 2006, we entered into an amended agreement with Source Entertainment, Inc., which grants us the exclusive right to distribute as many additional Source-branded titles as necessary to fully recoup any outstanding unpaid mechanical licensing and other unrecouped costs from previously released titles. We will continue to receive our standard distribution fee on all units sold. The amended agreement gives us the right but not the obligation to discharge any unpaid mechanical licensing fees required. All related litigation and arbitration proceedings have been dismissed.

     Unless otherwise required by law, we disclaim any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


Item 7.01 Regulation FD Disclosure

     On February 14, 2006, we issued a press release concerning the amended agreement with The Source. A copy of the press release is furnished as Exhibit
99.1 hereto and incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits.

(a)  Exhibits.


        Exhibit Number                  Exhibit Description
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            99.1                Press Release dated February 14, 2006




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMAGE ENTERTAINMENT, INC.


Dated: February 14, 2006                     By:  /s/ JEFF M. FRAMER
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                                                  Name:  Jeff M. Framer
                                                  Title: Chief Financial Officer